UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2008

NEFF CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-14145	65-0626400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400 Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

(305) 513-3350

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective December 5, 2008, Neff Corp. (the “Company”) entered into an indemnification agreement (the “Agreement”) with Mark Irion (the “Indemnitee”), the Company’s Executive Vice President, Chief Financial Officer and Secretary. The terms of the Agreement are substantially similar in all material respects to the form of indemnification agreement filed on November 14, 2008 by the Company as Exhibit 10.1 to its Quarterly Report on Form 10-Q for the period ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEFF CORP.

By:	/s/ Mark Irion
Mark Irion
Executive Vice President, Chief Financial Officers and Secretary

Dated: December 11, 2008